UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 17, 2015

MARRONE BIO INNOVATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36030	20-5137161
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1540 Drew Avenue, Davis, CA		95618
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (530) 750-2800

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

As previously reported, the Audit Committee of Marrone Bio Innovations, Inc. (the “Company”) in September 2014 commenced an internal investigation regarding certain accounting matters, and announced that it had concluded, after consultation with management, that the Company’s previously reported financial statements as of December 31, 2013 and for the fiscal year ended December 31, 2013, the related report of the independent auditors on those 2013 financial statements dated March 25, 2014, and the unaudited interim financial statements as of and for the three months and the three and six months ended March 31, 2014 and June 30, 2014, respectively (together, the “2013 Fiscal Year and 2014 Quarterly Financial Statements”), should no longer be relied upon.

Subsequently, in February 2015, the Company announced the completion of the internal investigation, and that in light of the Audit Committee’s findings, management of the Company was evaluating the necessity, nature and scope of any restatements to any of its previously filed financial statements. Though this evaluation continues, on April 17, 2015 the Audit Committee concluded, after consultation with management, that in addition to the 2013 Fiscal Year and 2014 Quarterly Financial Statements, the Company’s previously reported unaudited interim financial statements as of and for the three months, the three and six months and the three and nine months ended March 31, 2013, June 30, 2013 and September 30, 2013, respectively, should no longer be relied upon.

Although the Company expects to restate certain of its previously filed financial statements, the Company’s evaluation process is ongoing; accordingly, the Company cannot at this time provide an estimate of the timing, extent, or effect of such restatement.

The Audit Committee of the Board of Directors of the Company and Company management have discussed the foregoing matters with the Company’s independent registered public accounting firm, Ernst & Young LLP.

Forward Looking Statements

Portions of this report may constitute “forward-looking statements and assumptions underlying such forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995 (the “PSLRA”), Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Any such forward-looking statements are made within the “safe-harbor” protections of the PSLRA, should not be relied upon as representing our views as of any subsequent date, and we are under no obligation to, and expressly disclaims any responsibility to, update or alter these forward-looking statements, whether as a result of new information, future events or otherwise. Forward-looking statements in this filing include those regarding our financial statements and potential adjustments to our periodic reports. Such forward-looking statements are based on information available to us as of the date of this release and involve a number of risks and uncertainties, some beyond our control, that could cause actual results to differ materially from those anticipated by these forward-looking statements. Such risks include uncertainty surrounding management’s ongoing evaluation of any potential restatements to any of the Company’s previously filed financial statements, the types of errors and adjustments that may be required in any such restatement, potential legal or regulatory action related to the matters under investigation and adverse decisions by the SEC or NASDAQ. Additional information that could lead to material changes in our performance is contained in our filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRONE BIO INNOVATIONS, INC.

Dated: April 23, 2015	By:	/s/ Linda V. Moore
Linda V. Moore
Vice President, General Counsel and Secretary